                                  Table of Contents

                                           OVERVIEW
                             LETTER TO SHAREHOLDERS      1
                                  ECONOMIC SNAPSHOT      2

                                PERFORMANCE SUMMARY
                                  RETURN HIGHLIGHTS      4

                              PORTFOLIO AT A GLANCE
                                     CREDIT QUALITY      6
                      TWELVE-MONTH DIVIDEND HISTORY      6
                                   TOP FIVE SECTORS      7
      NET ASSET VALUE AND COMMON SHARE MARKET PRICE      7
                   Q&A WITH YOUR PORTFOLIO MANAGERS      8
                                  GLOSSARY OF TERMS     11

                                     BY THE NUMBERS
                           YOUR TRUST'S INVESTMENTS     12
                               FINANCIAL STATEMENTS     17
                      NOTES TO FINANCIAL STATEMENTS     22
                     REPORT OF INDEPENDENT AUDITORS     27
                         DIVIDEND REINVESTMENT PLAN     28



          BOARD OF TRUSTEES AND IMPORTANT ADDRESSES     30
                       RESULTS OF SHAREHOLDER VOTES     31
                    TRUSTEE AND OFFICER INFORMATION     32

Look to Van Kampen as a time-tested partner.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIES GENERALLY DO NOT GROW IN A STRAIGHT LINE, AS WAS EVIDENT THROUGHOUT THE REPORTING PERIOD. ON THE HEELS OF THE SECOND QUARTER'S STRONG GROWTH, THE TREND SHIFTED TOWARD A REDUCED LEVEL OF ECONOMIC ACTIVITY IN SEPTEMBER AND OCTOBER 2002.

COMPANIES, ESPECIALLY THOSE IN MANUFACTURING, CONTINUED TO EXPRESS RELUCTANCE TO EXPAND INVENTORIES AND PAYROLLS. AS THEY'VE DONE THROUGHOUT MOST OF 2002, CONSUMERS TOOK ADVANTAGE OF THE LOWEST MORTGAGE AND FINANCING RATES SEEN IN DECADES. THE MONTHS-LONG HOME AND CAR BUYING SPREES CONTINUED IN OCTOBER, BUT CONSUMER CONFIDENCE STATISTICS--A KEY INDICATION OF ECONOMIC ACTIVITY IN FUTURE MONTHS--REVEALED A DRAMATIC DROP IN SENTIMENT.

THIS UNEXPECTED DIP IN CONFIDENCE HEIGHTENED INVESTORS' CONCERNS ABOUT THE UPCOMING HOLIDAY SHOPPING SEASON. ADDITIONALLY, IT GAVE INVESTORS REASON TO BELIEVE THE FEDERAL RESERVE OPEN MARKET COMMITTEE (FOMC) WOULD CHOOSE TO LOWER RATES AT ITS UPCOMING MEETING IN EARLY NOVEMBER.*

MANY INVESTORS ALSO PROVED WARY OF THE WEST COAST'S DOCKWORKERS' LABOR DISPUTE, THE RESULTING LOCK-OUT--AND THE POTENTIALLY NEGATIVE IMPLICATIONS IT COULD HAVE ON THE ECONOMY. WHILE THE PRESIDENT'S INVOCATION OF THE TAFT-HARTLEY ACT IN EARLY OCTOBER ENABLED DOCKWORKERS TO RESUME THEIR DUTIES--AND ALLOWED MERCHANDISE TO MOVE THROUGH THE PORTS AND INTO THE STORES--MANY INVESTORS FEARED THE DELAY WOULD IMPACT SALES AND, ULTIMATELY, PROFITABILITY.

AGAINST THIS BACKDROP, INFLATION LEVELS REMAINED WELL-CONTAINED AS CRUDE OIL PRICES EXPERIENCED A DRAMATIC DROP.

*NOTE: THE FOMC CUT INTEREST RATES BY 50 BASIS POINTS ON NOVEMBER 6, BRINGING THE INTENDED FEDERAL FUNDS RATE TO 1.25%--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 2000--October 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2002)

------------------------------
NYSE Ticker Symbol - VPQ
------------------------------

-----------------------------------------------------------------------
One-year total return(1)                                     12.54%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.26%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       8.05%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.72%
-----------------------------------------------------------------------
Commencement date                                          09/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.38%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.69%
-----------------------------------------------------------------------
Preferred share rate(4)                                      2.000%
-----------------------------------------------------------------------
Net asset value                                              $16.86
-----------------------------------------------------------------------
Closing common share market price                            $16.45
-----------------------------------------------------------------------
One-year high common share market price (08/16/02)           $17.72
-----------------------------------------------------------------------
One-year low common share market price (12/26/01)            $15.35
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 40.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of October 31, 2002
- AAA/Aaa............  63.4%   [PIE CHART]
- AA/Aa..............  15.0%
- A/A................  11.5%
- BBB/Baa............   5.2%
- Non-Rated..........   4.9%
As of October 31, 2001
- AAA/Aaa............  64.0%   [PIE CHART]
- AA/Aa..............  12.1%
- A/A................  11.7%
- BBB/Baa............   2.9%
- BB/Ba..............   3.7%
- Non-Rated..........   5.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended October 31, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                     $0.0810                            $0.0000
12/01                                                                     $0.0810                            $0.1235
1/02                                                                      $0.0810                            $0.0000
2/02                                                                      $0.0840                            $0.0000
3/02                                                                      $0.0840                            $0.0000
4/02                                                                      $0.0840                            $0.0000
5/02                                                                      $0.0840                            $0.0000
6/02                                                                      $0.0875                            $0.0000
7/02                                                                      $0.0875                            $0.0000
8/02                                                                      $0.0875                            $0.0000
9/02                                                                      $0.0875                            $0.0000
10/02                                                                     $0.0875                            $0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2002                   OCTOBER 31, 2001
                                                                      ----------------                   ----------------
General Purpose                                                            16.30%                              15.70%
Public Education                                                           15.40%                              12.70%
Higher Education                                                           11.40%                               8.70%
Health Care                                                                10.10%                              15.30%
Water & Sewer                                                               8.90%                               8.60%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--October 1992 through October 2002) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
10/92                                                                     15.8600                            14.8750
                                                                          16.2900                            15.5000
                                                                          17.1100                            16.8750
                                                                          17.6500                            16.8750
                                                                          18.1700                            17.8750
12/93                                                                     17.8500                            17.5000
                                                                          16.2500                            16.5000
                                                                          16.2000                            16.5000
                                                                          15.9000                            15.1250
12/94                                                                     15.2100                            14.1250
                                                                          16.1700                            16.2500
                                                                          16.4300                            16.1250
                                                                          16.7400                            16.3750
12/95                                                                     17.3300                            17.1250
                                                                          16.7000                            17.1250
                                                                          16.5600                            16.3750
                                                                          16.7100                            16.5000
12/96                                                                     16.8300                            16.8750
                                                                          16.5800                            16.8750
                                                                          16.9100                            16.5625
                                                                          17.1800                            17.1875
12/97                                                                     17.3200                            17.1875
                                                                          17.2500                            17.1250
                                                                          17.2100                            17.6875
                                                                          17.4300                            17.7500
12/98                                                                     17.1500                            18.0000
                                                                          17.0600                            17.1875
                                                                          16.6100                            17.0000
                                                                          16.3300                            15.3125
12/99                                                                     15.8200                            14.2500
                                                                          15.9300                            14.1875
                                                                          15.8500                            14.8125
                                                                          15.9800                            14.6875
12/00                                                                     16.3300                            14.5000
                                                                          16.3700                            14.5500
                                                                          16.2600                            15.3400
                                                                          16.6100                            15.3700
12/01                                                                     16.0600                            15.5600
                                                                          15.9600                            15.8100
                                                                          16.5400                            17.3100
                                                                          17.4600                            17.1500
10/02                                                                     16.8600                            16.4500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DENNIS PIETRZAK, EXECUTIVE DIRECTOR; ROBERT WIMMEL, VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The economic backdrop of the
past 12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank (the "Fed") continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months. With that rate at historic lows, the economy appeared to be moving gradually into recovery.

    Market sentiment turned decidedly negative in the second half of the period under review. The economic indicators that had been giving mixed to positive signals moved into negative territory in October, and from then to the end of the period, the bulk of the economic news came in weaker than expected. This, in combination with corporate-governance issues and geopolitical concerns, led to a marked deterioration in investor sentiment and helped push municipal bond yields to levels not seen since the mid-1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations originated during periods of higher interest rates. This wave of new issuance is on track to lift calendar year 2002 above the record $292 billion in issuance set in 1993.

    Faltering investor sentiment also prolonged the bear market in equities. Although this has been a painful time for equity investors, it appears to have been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to the bad news that drove the stock markets down. Much of that news centered on corporate-governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well and led to general underperformance by lower-rated bonds relative to AAA paper.

    Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed over the 12-month period.

    The Pennsylvania economy suffered along with the rest of the country, with an operating deficit of $1.3 billion for fiscal year 2002. Fortunately, the state was able to close much of that gap with its reserve fund. Overall, the state has weathered the slowdown fairly well so far. This is partially because of its ongoing diversification away from its traditional reliance on manufacturing for employment growth. The state has also benefited from prudent fiscal management.

    The portfolio continued to offer what we believe is a competitive level of tax-exempt income. The trust's monthly dividend of $0.0875 per share translated to a distribution rate of 6.38 percent based on the trust's closing common share market price on October 31, 2002. Based on these figures, investors in the 40.3 percent combined federal and state income tax bracket would have to earn a distribution rate of 10.69 percent on a taxable investment to match the tax-exempt yield provided by the trust.

    For the 12 months ended October 31, 2002, the trust produced a total return of 12.54 percent based on common share market price. This reflects an increase in common share market price from $15.67 per share on October 31, 2001 to $16.45 per share on October 31, 2002. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Pennsylvania Municipal Bond Index posted a total return of 6.02 percent for the same period. The index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   One of our primary strategies was
to adjust the portfolio's interest-rate structure. Our quantitative analysis indicated that the intermediate segment of the yield curve offered the most attractive total return potential. We focused on premium bonds in the 15- to 20-year maturity range, which offered a greater income advantage with the interest-rate risk of 10-year bonds. These bonds, with superior risk/reward characteristics, offered the double advantage of meeting our desired investment profile while supporting the trust's yield.

    We funded these purchases through the sale of some of the portfolio's longer, deep-discount securities. We put these bonds into the portfolio in previous years when they were out of favor. As interest rates fell, however, they rallied strongly and met our performance objectives handsomely. We sold them and reinvested the proceeds in a combination of intermediate bonds and longer bonds with attractive total return prospects. We also continued to follow our longstanding strategy of trading between sectors as they moved into and out of our range of fair value.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has
been for most of the past year. Economic activity is likely to pick up at some point, though it is of course difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle may be higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates. We also expect equity market sentiment to continue to be a key driver of cash flows into our market. Municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    Pennsylvania will continue to face challenges as long as the U.S. economy remains weak. That said, the state's debt burden is fairly moderate compared to that of other states. We believe this moderate debt level, combined with the state's cautious financial management should see the state through this current period of economic weakness.

    In order to seek to manage the portfolio's interest-rate exposure in a changing interest-rate environment, we may engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notational amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A flat yield curve represents little difference between short- and long-term interest rates, while a negative yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  144.1%
          PENNSYLVANIA  133.2%
$2,000    Allegheny Cnty, PA Arpt Auth Pittsburgh
          Intl Arpt Rfdg (FGIC Insd)..............       5.750%  01/01/18   $  2,134,640
 1,000    Allegheny Cnty, PA Higher Ed Bldg
          Carnegie Mellon Univ....................       5.125   03/01/32      1,011,320
 2,000    Allegheny Cnty, PA Port Auth Spl Rev
          Tran (Prerefunded @ 03/01/09) (MBIA
          Insd)...................................       6.000   03/01/24      2,334,360
 1,300    Allegheny Cnty, PA Redev Auth Tax
          Increment Rev Robinson Mall Proj Ser
          A.......................................       7.000   11/01/17      1,360,242
 1,495    Allegheny Cnty, PA Residential Mtg
          Single Family Ser KK-2 (GNMA
          Collateralized) (a)..................... 4.300/5.750   05/01/33      1,527,681
 3,000    Allegheny Cnty, PA San Auth Swr (MBIA
          Insd)...................................       5.500   12/01/30      3,148,320
 2,575    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        12/01/08      2,089,999
 2,580    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        06/01/09      2,025,429
 1,645    Allegheny Cnty, PA San Auth Swr Rev Ser
          A (FGIC Insd)...........................      *        12/01/09      1,267,900
 3,000    Berks Cnty, PA Muni Auth Hosp Rev
          Reading Hosp & Med Cent Proj
          (Prerefunded @ 11/01/09) (FSA Insd).....       6.000   11/01/29      3,570,060
   985    Carbon Cnty, PA Indl Dev Auth Panther
          Creek Partn Proj Rfdg (LOC: Paribas &
          Union Bk of CA Intl)....................       6.650   05/01/10      1,035,521
 1,000    Chartiers Valley, PA Indl & Coml Dev
          Auth First Mtg Rev Asbury Hlth Cent
          Rfdg....................................       6.375   12/01/19        987,250
 1,000    Chartiers Valley, PA Indl & Coml Dev
          Auth First Mtg Rev Asbury Hlth Cent
          Rfdg....................................       6.375   12/01/24        970,580
 1,150    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/03      1,143,215
 1,130    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/03      1,112,914
 1,195    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/04      1,163,512
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/04      1,175,006
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/05      1,154,767

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/05   $  1,139,748
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/06      1,114,751
 1,020    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/06        917,847
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/07      1,067,610
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/07      1,050,444
 1,190    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        03/01/08        991,044
 1,205    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/08        986,461
 1,220    Chichester Sch Dist PA Ser B (FGIC
          Insd)...................................      *        09/01/09        949,001
 1,500    Crawford Cnty, PA Hosp Auth Sr Living
          Fac Rev Westbury Utd Methodist Cmnty....       6.250%  08/15/29      1,437,690
 2,000    Delaware Cnty, PA Auth College Cabrini
          College (Radian Insd)...................       5.750   07/01/23      2,107,740
 2,295    Delaware Cnty, PA Auth College Neumann
          College Rfdg............................       5.875   10/01/21      2,327,451
 1,000    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg....................       6.875   06/01/16      1,000,700
 1,000    Delaware Cnty, PA Auth Rev White Horse
          Vlg Proj Ser A Rfdg.....................       7.625   07/01/30      1,033,990
 1,750    Delaware Cnty, PA Indl Dev Auth Rev Wtr
          Fac (FGIC Insd).........................       6.000   06/01/29      1,925,280
 2,500    Delaware Cnty, PA Indl Dev Auth Wtr Fac
          Philadelphia Suburban Wtr (AMBAC
          Insd)...................................       5.350   10/01/31      2,557,050
 2,500    Delaware Vly, PA Regl Fin Auth..........       5.750   07/01/17      2,883,775
 2,000    Downingtown, PA Area Sch Dist (FSA
          Insd)...................................       5.250   04/01/15      2,164,480
 3,970    Falls Twp, PA Hosp Auth Hosp Rev DE Vly
          Med Rfdg (FHA Gtd)......................       7.000   08/01/22      4,213,758
 1,000    Geisinger, PA Auth Hlth Sys PA St
          Geisinger Hlth Sys Ser A................       5.000   08/15/28        950,590
 1,000    Harveys Lake Genl Muni Auth PA College
          Rev College Misericordia Proj (ACA
          Insd)...................................       6.000   05/01/19      1,047,340
 2,925    Hempfield, PA Area Sch Dist (FGIC
          Insd)...................................       5.375   02/15/17      3,167,014
 2,595    Hempfield, PA Area Sch Dist (FGIC
          Insd)...................................       5.375   02/15/19      2,768,709
 2,000    Lehigh Cnty, PA Genl Purp Auth Hosp
          Lehigh Vly Hlth Network Ser C (MBIA
          Insd)...................................       5.000   07/01/28      1,985,000
 1,440    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj Ser A.........       6.000   12/15/23      1,280,794
 4,000    Luzerne Cnty, PA Ser A (MBIA Insd)......       5.250   11/15/25      4,121,080
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Fac
          Philadelphia Suburban Corp (MBIA
          Insd)...................................       6.000   07/01/30      2,692,825

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Montgomery Cnty, PA Higher Ed & Hlth
          Auth Hosp Rev Abington Mem Hosp Ser A...       5.125%  06/01/32   $  1,886,760
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          Res Recov (LOC: Banque Paribas).........       7.500   01/01/12      6,047,400
 2,345    Moon Indl Dev Auth PA Ed Fac Rev Ellis
          Sch Proj................................       5.800   03/01/25      2,409,605
   915    Northampton Cnty, PA Indl Dev Auth Rev
          First Mtg Kirkland Vlg Rfdg.............       5.625   12/15/19        784,823
 1,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D..........       7.150   12/01/18      1,040,520
 2,500    Pennsylvania Hsg Fin Agy Single Family
          Mtg Rev Ser 70A (b).....................       5.900   04/01/31      2,615,800
   620    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 42..............................       6.850   04/01/25        646,418
 2,000    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 61A.............................       5.500   04/01/29      2,037,880
 2,500    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 66A.............................       5.650   04/01/29      2,550,375
 1,695    Pennsylvania Hsg Fin Agy Single Family
          Mtg Ser 67A.............................       5.900   10/01/30      1,764,953
 2,000    Pennsylvania St Higher Ed Bryn Mawr
          College (AMBAC Insd)....................       5.250   12/01/12      2,254,380
 1,500    Pennsylvania St Higher Ed Fac Auth Rev
          Drexel Univ.............................       6.000   05/01/24      1,593,900
 1,750    Pennsylvania St Higher Ed Fac Auth Rev
          Drexel Univ.............................       6.000   05/01/29      1,862,560
 3,600    Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A (FSA Insd)........................       5.000   08/01/29      3,570,840
 3,000    Pennsylvania St Higher Ed UPMC Hlth Sys
          Ser A...................................       6.000   01/15/31      3,086,190
 3,450    Pennsylvania St Tpk Commn Oil Ser A
          (AMBAC Insd)............................       4.750   12/01/27      3,349,432
 4,505    Pennsylvania St Tpk Commn Tpk Rev Ser T
          Rfdg (FGIC Insd)........................       5.500   12/01/13      5,163,766
 1,750    Pennsylvania St Tpk Commn Tpk Rev Ser R
          (AMBAC Insd)............................       5.000   12/01/26      1,758,067
 1,350    Pennsylvania St Univ Rfdg...............       5.000   03/01/10      1,480,369
 1,000    Pennsylvania St Univ Rfdg...............       5.250   03/01/11      1,117,450
 3,390    Pennsylvania St Univ Rfdg...............       5.250   08/15/14      3,790,088
 5,000    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)..............................       5.500   10/01/17      5,460,900

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Philadelphia, PA Auth for Indl Ser B
          (FSA Insd)..............................       5.125%  10/01/26   $  2,028,180
 1,000    Philadelphia, PA Auth Indl Dev Amern
          College of Physicians...................       5.500   06/15/27      1,025,570
 2,250    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Proj Ser A (FGIC
          Insd)...................................       5.125   07/01/19      2,275,493
 3,250    Philadelphia, PA Gas Wks Rev Second Ser
          (FSA Insd)..............................       5.250   07/01/29      3,312,400
 1,350    Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...................................       6.375   07/01/14      1,416,677
 1,000    Philadelphia, PA Hosp & Higher Ed Fac
          Auth Rev Chestnut Hill College..........       6.000   10/01/29        954,440
 4,675    Philadelphia, PA Redev Auth Rev
          Neighborhood Trans A (FGIC Insd)........       5.250   04/15/12      5,230,811
 1,905    Philadelphia, PA Redev Auth Rev
          Neighborhood Trans A (FGIC Insd)........       5.500   04/15/16      2,100,491
 1,250    Philadelphia, PA Sch Dist Ser A (FSA
          Insd)...................................       5.750   02/01/13      1,421,638
 3,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg
          (MBIA Insd).............................       5.625   06/15/08      3,396,570
 4,000    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales
          Tax (AMBAC Insd)........................       5.000   02/01/24      4,016,280
 5,475    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales
          Tax (AMBAC Insd)........................       4.500   02/01/29      5,080,636
 2,500    Pittsburgh, PA Ser A (AMBAC Insd).......       5.500   09/01/17      2,735,525
 3,000    Pittsburgh, PA Ser A (Prerefunded @
          09/01/09) (FGIC Insd)...................       5.750   09/01/22      3,467,070
 1,000    Pittsburgh, PA Urban Redev Auth Cent
          Triangle Tax Increment Ser A............       6.100   05/01/19      1,062,970
 6,000    Scranton, PA Sch Dist Nt Rfdg (MBIA
          Insd)...................................       5.000   04/01/31      6,009,960
 1,500    Washington Cnty, PA Auth Rev Cap Fdg Cap
          Proj & Equip Pgm (AMBAC Insd)...........       6.150   12/01/29      1,735,890
 2,500    Washington Cnty, PA Ser A (AMBAC Insd)..       5.125   09/01/27      2,537,450
 1,000    West Shore, PA Area Hosp Auth Holy
          Spirit Hosp Proj........................       6.250   01/01/32      1,015,570
 1,230    Wilson, PA Sch Dist Second Ser (FSA
          Insd)...................................       5.375   05/15/15      1,356,333
                                                                            ------------
                                                                             185,547,318
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                COUPON      MATURITY      VALUE
          PUERTO RICO  9.7%
$3,465    Puerto Rico Comwlth Cap Apprec Pub Imp
          (Prerefunded @ 7/01/04).................      *        07/01/04   $  3,348,091
10,535    Puerto Rico Comwlth Cap Apprec Pub
          Imp.....................................      *        07/01/04     10,177,864
                                                                            ------------
                                                                              13,525,955
                                                                            ------------
          U. S. VIRGIN ISLANDS  1.2%
 1,500    Virgin Islands Pub Fin Auth Rev Gross
          Rcpt Taxes Ln Nt Ser A..................       6.500%  10/01/24      1,664,505
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  144.1%
  (Cost $186,356,593)....................................................    200,737,778

SHORT-TERM INVESTMENTS  1.0%
  (Cost $1,400,000)......................................................      1,400,000
                                                                            ------------

TOTAL INVESTMENTS  145.1%
  (Cost $187,756,593)....................................................    202,137,778

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%..............................      2,156,626

PREFERRED SHARES  (46.7%)................................................    (65,003,562)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $139,290,842
                                                                            ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Radian--Radian Asset Assurance

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
Total Investments (Cost $187,756,593).......................  $202,137,778
Cash........................................................        60,124
Receivables:
  Interest..................................................     2,417,401
  Investments Sold..........................................         5,000
Other.......................................................         2,311
                                                              ------------
    Total Assets............................................   204,622,614
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       104,708
  Administrative Fee........................................         8,726
  Affiliates................................................         4,800
Trustees' Deferred Compensation and Retirement Plans........       138,276
Accrued Expenses............................................        71,700
                                                              ------------
    Total Liabilities.......................................       328,210
Preferred Shares............................................    65,003,562
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $139,290,842
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($139,290,842 divided by
  8,260,543 shares outstanding).............................  $      16.86
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,260,543 shares issued and
  outstanding)..............................................  $     82,605
Paid in Surplus.............................................   122,463,097
Net Unrealized Appreciation.................................    14,381,185
Accumulated Net Realized Gain...............................     1,354,734
Accumulated Undistributed Net Investment Income.............     1,009,221
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $139,290,842
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $204,290,842
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Interest....................................................  $11,159,920
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,208,497
Administrative Fee..........................................      260,596
Preferred Share Maintenance.................................      178,347
Legal.......................................................       22,430
Trustees' Fees and Related Expenses.........................       13,910
Custody.....................................................       12,778
Other.......................................................      173,085
                                                              -----------
    Total Expenses..........................................    1,869,643
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,290,277
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,358,864
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,900,347
  End of the Period.........................................   14,381,185
                                                              -----------
Net Unrealized Appreciation During the Period...............      480,838
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 1,839,702
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,050,842)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,079,137
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2002    OCTOBER 31, 2001
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  9,290,277        $  9,912,311
Net Realized Gain...................................      1,358,864           1,246,772
Net Unrealized Appreciation During the Period.......        480,838           5,949,165

Distributions to Preferred Shareholders:
  Net Investment Income.............................       (818,497)         (1,827,994)
  Net Realized Gain.................................       (232,345)           (602,655)
                                                       ------------        ------------
Change in Net Assets from Operations................     10,079,137          14,677,599
Distributions to Common Shareholders:
  Net Investment Income.............................     (8,384,559)         (7,481,119)
  Net Realized Gain.................................     (1,018,223)         (1,769,317)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................        676,355           5,427,163

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................        263,841                 -0-
                                                       ------------        ------------
TOTAL INCREASE IN NET ASSETS........................        940,196           5,427,163
NET ASSETS:
Beginning of the Period.............................    138,350,646         132,923,483
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,009,221
  and $759,479, respectively).......................   $139,290,842        $138,350,646
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                  Year Ended October 31,
                                                        ------------------------------------------
                                                        2002 (a)     2001       2000        1999
                                                        ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $ 16.78     $ 16.12    $ 16.07    $  17.32
                                                        -------     -------    -------    --------
 Net Investment Income..............................       1.13        1.20       1.26        1.27
 Net Realized and Unrealized Gain/Loss..............        .22         .87        .11       (1.15)
 Common Share Equivalent of Distributions Paid to
 Preferred Shareholders:
   Net Investment Income............................       (.10)       (.22)      (.32)       (.25)
   Net Realized Gain................................       (.03)       (.07)       -0-        (.02)
                                                        -------     -------    -------    --------
Total from Investment Operations....................       1.22        1.78       1.05        (.15)
Less Distributions Paid to Common Shareholders:
   Net Investment Income............................       1.02         .91       1.00        1.02
   Net Realized Gain................................        .12         .21        -0-         .08
                                                        -------     -------    -------    --------
NET ASSET VALUE, END OF THE PERIOD..................    $ 16.86     $ 16.78    $ 16.12    $  16.07
                                                        =======     =======    =======    ========

Common Share Market Price at End of the Period......    $ 16.45     $ 15.67    $ 14.25    $14.9375
Total Return (b)....................................     12.54%      18.33%      2.09%     -10.76%
Net Assets at End of the Period (In millions).......    $ 139.3     $ 138.4    $ 132.9    $  132.5
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares (c)...............................      1.37%       1.58%      1.69%       1.65%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (c)....................      6.81%       7.35%      7.92%       7.52%
Portfolio Turnover..................................        29%         20%        29%         15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c)...............................       .93%       1.07%      1.13%       1.12%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)....................      6.21%       5.99%      5.91%       6.03%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................      2,600       2,600      2,600       2,600
Asset Coverage Per Preferred Share (e)..............    $78,575     $78,212    $76,124    $ 75,956
Involuntary Liquidating Preference Per Preferred
 Share..............................................    $25,000     $25,000    $25,000    $ 25,000
Average Market Value Per Preferred Share............    $25,000     $25,000    $25,000    $ 25,000

* Non-Annualized

(a) As required, effective October 1, 2001, the Trust has adopted the provisions of the AIPCA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return based on market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

        TWO
      MONTHS
       ENDED                           YEAR ENDED AUGUST 31,
    OCTOBER 31,   ---------------------------------------------------------------
       1998         1998       1997       1996       1995       1994       1993
---------------------------------------------------------------------------------
     $  17.31     $  17.06   $  16.55   $  16.71   $  16.43   $  17.99   $  16.39
     --------     --------   --------   --------   --------   --------   --------
          .21         1.30       1.30       1.30       1.33       1.34       1.34
          .02          .28        .59       (.06)       .35      (1.55)      1.69
         (.05)        (.28)      (.28)      (.30)      (.31)      (.21)      (.19)
          -0-         (.01)      (.01)       -0-        -0-       (.01)      (.04)
     --------     --------   --------   --------   --------   --------   --------
          .18         1.29       1.60        .94       1.37       (.43)      2.80
          .17         1.02       1.06       1.09       1.09       1.09       1.04
          -0-          .02        .03        .01        -0-        .04        .16
     --------     --------   --------   --------   --------   --------   --------
     $  17.32     $  17.31   $  17.06   $  16.55   $  16.71   $  16.43   $  17.99
     ========     ========   ========   ========   ========   ========   ========

     $ 17.875     $  18.00   $ 16.613   $ 17.125   $  16.25   $ 16.125   $ 17.625
        0.28%*      13.71%      4.72%     12.52%      8.02%     -2.22%     20.26%
     $  142.1     $  141.8   $  139.1   $  134.5   $  135.3   $  132.7   $  145.0
        1.67%        1.62%      1.66%      1.67%      1.73%      1.64%      1.64%
        7.23%        7.54%      7.73%      7.74%      8.32%      7.79%      7.95%
           4%*          4%         6%        13%        15%         1%         4%
        1.15%        1.15%      1.12%      1.13%      1.15%      1.12%      1.11%
        5.63%        5.89%      6.08%      5.99%      6.37%      6.54%      6.85%

        1,300        1,300      1,300      1,300      1,300      1,300      1,300
     $159,304     $159,069   $156,987   $153,449   $154,045   $152,065   $161,533
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. As of October 31, 2002, the Trust had no outstanding when issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities daily. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $162,521 increase in cost of securities and a corresponding $162,521 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to increase net investment income by $52,047, decrease net unrealized appreciation by $41,608, and decrease net realized gains by $10,439. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $187,552,464
                                                                ============
Gross tax unrealized appreciation...........................    $ 14,993,113
Gross tax unrealized deprecation............................        (407,799)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 14,585,314
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The tax character of distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary income...........................................  $  295,892    $    6,530
  Long-term capital gain....................................     954,120     2,371,972
                                                              ----------    ----------
                                                              $1,250,012    $2,378,502
                                                              ==========    ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $  122,758
Undistributed long-term capital gain........................     1,255,151

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    For the year ended October 31, 2002, the Trust recognized expenses of approximately $11,800 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2002, the Trust recognized expenses of approximately $29,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2002, and October 31, 2001, paid in surplus related to common shares aggregated $122,463,097 and $122,199,414, respectively.

    Transactions in common shares were as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2002    OCTOBER 31, 2001
Beginning Shares..................................     8,244,720           8,244,720
                                                       ---------           ---------
Shares Issued Through Dividend Reinvestment.......        15,823                 -0-
                                                       ---------           ---------
Ending Shares.....................................     8,260,543           8,244,720
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,400,680 and $66,241,287, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on October 31, 2002, was 2.000% and for the year ended October 31, 2002 the rates ranged from 1.254% to 3.150%.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the year ended October 31, 2002, the Trust did not enter into any of these transactions.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Pennsylvania Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Quality Municipal Trust as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA QUALITY
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2002. The Trust designated 99.97% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $954,120 as a long-term capital gain distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                   # OF SHARES
                                                              ---------------------
                                                              IN FAVOR     WITHHELD
-----------------------------------------------------------------------------------
David C. Arch...............................................  7,146,050     59,389
Howard J Kerr...............................................  7,139,547     65,892

The other trustees of the Trust whose terms did not expire in 2002 are Hugo F. Sonnenschein, Rod Dammeyer, Theodore A. Myers, Richard F. Powers, III, and Wayne
W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1991  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1991  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1991  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       96
(56)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          96
333 West Wacker Drive                   since 1991  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since December 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex. President and Chief Operating
                                                              Officer of Morgan Stanley since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Strategic Officer of Morgan Stanley Investment Advisors Inc.
                                                              and Morgan Stanley Services Company Inc. and Executive Vice
                                                              President of Morgan Stanley Distributors Inc. April 1997-
                                                              June 1998, Vice President of the Morgan Stanley Funds May
                                                              1997-April 1999, and Executive Vice President of Dean
                                                              Witter, Discover & Co. prior to May 1997.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                                             VPQ ANR 12/02     Member NASD/SIPC.
                                                                8714L02-AS-12/02